UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Elite Performance Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55987	82-5034226
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 NE 1st Ave. Suite M704, Miami, Florida, 33137

(address of principal executive offices) (zip code)

(844) 426-2958

(registrant’s telephone number, including area code)

 _________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Following the effectiveness of its Registration Statement on Form S-1, between September 1, 2023 and September 8, 2023, Elite Performance Holding Corp. (the “Company”), filed the following delinquent quarterly and annual reports on Forms 10-Q and 10-K for the fiscal years 2021, 2022, and 2023:

10-K Annual Reports for the fiscal years ending December 31, 2021 and December 31, 2022; and

10-Q Quarterly Reports for the periods ending March 31, 2021, June 30, 2021, September 30, 2021, March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, and June 30, 2023.

Based on the foregoing, the Company is now current in all of its SEC filing obligations.

In addition, on September 11, 2023, the Company filed a Form 8A-12G to reinstate its status as a mandatory filer under Section 12(g) of the Securities Exchage Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elite Performance Holding Corp.

Date: September 15, 2023	By:	/s/ Joey Firestone
Name: Joey Firestone
Title: CEO

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